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                                                                   EXHIBIT 10.30


THIS STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.



                             STOCK PURCHASE WARRANT


         This Stock Purchase Warrant is issued as of this 21th day of June 1999 by MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation (the "Issuer"), to NEW VALLEY CORPORATION, (the "Purchaser"; the Purchaser or any registered assignee or transferee hereof, a "Holder").


                                   AGREEMENT:


            1.     Issuance of Warrants; Term.

                   (a) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer hereby grants to Holder the right to purchase 250,000 shares of the Issuer's Common Stock, no par value per share (the "Common Stock").

                   (b) The shares of Common Stock issuable upon exercise of this Warrant Certificate are hereinafter referred to as the "Warrant Shares." This Warrant Certificate shall be exercisable at any time and from time to time prior to June 21, 2009.

            2. Exercise Price. The exercise price per Warrant Share for which all or any of the Warrant Shares may be purchased pursuant to the terms of this Warrant Certificate shall be $3.50, and shall be subject to adjustment from time to time in accordance with Section 5 (as the same may be so adjusted from time to time, the "Exercise Price").

            3. Exercise. (a) This Warrant Certificate may be exercised by the Holder as to all or any increment or increments of one thousand (1000) Warrant Shares (or the balance of the Warrant Shares if less than such number), upon delivery of written notice of intent to exercise to the Issuer at the following address: Murdock Communications Corporation, 1112 29th Avenue, S.W., Cedar Rapids, Iowa 52404, Attention: Chief Financial Officer (or such other address as the Issuer shall




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designate in a written notice to the Holder), together with this Warrant
Certificate and payment to the Issuer of the aggregate Exercise Price of the Warrant Shares so purchased. The Exercise Price shall be payable by certified or bank check, by wire transfer of immediately available funds, or as otherwise specified by the Issuer. Upon exercise of this Warrant Certificate as aforesaid, the Issuer shall as promptly as practicable execute and deliver to the Holder a certificate or certificates for the total number of whole Warrant Shares for which this Warrant Certificate is being exercised in such names and denominations as are requested by such Holder. If this Warrant Certificate shall be exercised with respect to less than all of the Warrant Shares, the Holder shall be entitled to receive a new Warrant Certificate covering the number of Warrant Shares in respect of which this Warrant Certificate shall not have been exercised, which new Warrant Certificate shall in all other respects be identical to this Warrant Certificate. The Issuer covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant Certificate or the issuance of any Warrant Shares upon exercise of this Warrant Certificate.

            (b) Cashless Exercise. In lieu of exercising this Warrant Certificate pursuant to Section 3(a) above, the Holder shall have the right (the "Conversion Right") to require the Issuer to convert any then existing rights to purchase Common Stock pursuant to this Warrant Certificate, in whole or in part and at any time or times into Warrant Shares, upon delivery of written notice of intent to convert to the Issuer at its address in Section 3(a) or such other address as the Issuer shall designate in a written notice to the Holder, together with this Warrant Certificate. Upon exercise of the Conversion Right, the Issuer shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrant Shares with respect to which the Conversion Right is being exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares with respect to which the Conversion Right is being exercised from a number equal to the product of (i) the Fair Market Value per Share of Common Stock (as determined in accordance with subsection (b) of Section 9 hereof) as at such time, multiplied by (ii) the number of Warrant Shares with respect to which the Conversion Right is being exercised), by (y) such Fair Market Value per Share. Any references in this Warrant Certificate to the "exercise" of this Warrant Certificate, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

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            4.     Covenants and Conditions. The above provisions are subject to the following:

                   4.1. Neither this Warrant Certificate nor the Warrant Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). This Warrant Certificate has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which counsel shall be reasonably satisfactory to the Issuer, that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Issuer hereby acknowledges that King & Spalding is acceptable counsel). Transfer of Warrant Shares issued upon the exercise of this Warrant Certificate shall be restricted in the same manner and to the same extent as the Warrant Certificate and the certificates representing such Warrant Shares shall bear substantially the following legend:
                   THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder and the Issuer agree to execute such other documents and instruments as counsel for the Issuer reasonably deems necessary to effect the compliance of the issuance of this Warrant Certificate and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

                   4.2. The Issuer covenants and agrees that all Warrant Shares which may be issued upon exercise of this Warrant Certificate will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Issuer shall at all times reserve and keep available for issuance upon the exercise of this Warrant Certificate such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant Certificate.

            5. Adjustment of Exercise Price and Number of Shares Issuable. The Exercise Price and the number of Warrant Shares (or other securities or property) issuable upon exercise of this Warrant Certificate shall be subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 5.




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                   (a) Common Stock Reorganization. If the Issuer shall
subdivide its outstanding shares of common stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of common stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of common stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of common stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant Certificate shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of common stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of common stock outstanding immediately before such Common Stock Reorganization.

                   (b) Common Stock Distribution. If the Issuer shall issue, sell or otherwise distribute any shares of common stock, other than pursuant to a Common Stock Reorganization (which is governed by subsection (a) hereof) (any such event, including any event described in subsections (c) and (d) below, being herein called a "Common Stock Distribution"), for a consideration per share less than the Fair Market Value per Share of Common Stock on the date of such issuance, sale or distribution, then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced, to the price determined by dividing (A) an amount equal to the sum of (1) the number of shares of common stock outstanding immediately prior to such Common Stock Distribution (calculated on a fully-diluted basis) multiplied by the Exercise Price immediately prior to such Common Stock Distribution, plus (2) the consideration, if any, received by the Issuer upon such Common Stock Distribution by (B) the total number of shares of common stock outstanding immediately after such Common Stock Distribution. If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this subsection
(b), including by operation of subsection (c) or (d) below, then, effective at the time such adjustment is made, the number of shares of Common Stock subject to purchase upon exercise of this Warrant Certificate shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of common stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a fully-diluted basis) plus the number of shares of common stock which the aggregate consideration received by the Issuer with respect to such Common Stock Distribution would purchase at a price equal to the Exercise Price immediately prior to such Common Stock Distribution.




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                   (c) Option Securities. If the Issuer shall issue, sell,
distribute or otherwise grant in any manner any rights to subscribe for or to purchase, or any warrants or options for the purchase of, common stock or any stock or securities convertible into or exchangeable for common stock (such rights, warrants or options being herein called "Option Securities" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Option Securities or the rights to convert or exchange any such Convertible Securities in respect of such Option Securities are immediately exercisable, and the price per share for which common stock is issuable upon the exercise of such Option Securities or upon conversion or exchange of such Convertible Securities in respect of such Option Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Issuer as consideration for the granting of such Option Securities, plus the minimum aggregate amount of additional consideration payable to the Issuer upon the exercise of all such Option Securities, plus, in the case of Option Securities to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of common stock issuable upon the exercise of such Option Securities or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Option Securities) shall be less than the Fair Market Value per Share of Common Stock immediately prior to such issuance, sale, distribution or grant, then, for purposes of subsection (b) above, the total maximum number of shares of common stock issuable upon the exercise of such Option Securities or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Option Securities shall be deemed to have been issued as of the date of granting of such Option Securities and thereafter shall be deemed to be outstanding and the Issuer shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as otherwise provided in subsection (e) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Option Securities or upon conversion or exchange of such Convertible Securities.

                   (d) Convertible Securities. If the Issuer shall issue, sell or otherwise distribute any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which common stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Issuer as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Issuer upon the conversion or exchange thereof, by (ii) the total maximum number of shares of common stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value per Share of Common Stock immediately prior to the date of such issuance, sale or distribution, then, for purposes of subsection (b) above, the total maximum number of shares of common stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Issuer shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as otherwise provided in subsection (e) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

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                   (e) Special Adjustments. If (i) the purchase price provided for in any Option Securities referred to in subsection (c) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection (c) or (d) above or the rate at which any Convertible Securities referred to in subsection (c) or (d) above are convertible into or exchangeable for common stock shall change at any time, or
(ii) any of such Option Securities or Convertible Securities shall have terminated, lapsed or expired prior to exercise, exchange or conversion, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant Certificate after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Option Securities or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this subsection (e)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this subsection (e)).

                   (f) Dividends Payable in Common Stock, Option Securities or Convertible Securities. If the Issuer shall pay a dividend or make any other distribution upon any capital stock of the Issuer payable in common stock, Option Securities or Convertible Securities, then, for purposes of subsection
(b), (c) and (d) above, such common stock, Option Securities or Convertible Securities shall be deemed to have been issued or sold without consideration.

                   (g) Consideration Received. If any shares of common stock, Option Securities or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Issuer therefor. If any shares of common stock, Option Securities or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by Issuer shall be deemed to be the fair market value of such consideration as determined by the Issuer's board of directors in its good faith discretion . If any shares of common stock, Option Securities or Convertible Securities shall be issued in connection with any merger in which Issuer is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such common stock, Option Securities or Convertible Securities, as the case may be, as determined by the Issuer's board of directors in its good faith discretion. If any Option Securities shall be issued in connection with the issuance and sale of other securities of the Issuer, together comprising one integral transaction in which no specific consideration is allocated to such Option Securities by the parties thereto, such allocation will be made for purposes of this Warrant Certificate by the Issuer's board of directors in its good faith discretion.

                   (h) Capital Reorganizations. If there shall be any consolidation, merger or amalgamation of the Issuer with another entity or any acquisition of common stock of the Issuer by means of a share exchange (other than a consolidation, merger or share exchange in which the Issuer is the continuing corporation and which does not result in any reorganization, recapitalization or reclassification of, or change in, outstanding shares of common stock), or any sale or conveyance of the property of the Issuer as an entirety or substantially as an entirety, or any reorganization or


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recapitalization of the Issuer (any such event being called a "Capital
Reorganization"), then, effective upon such Capital Reorganization, the holder of this Warrant Certificate shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant Certificate, the kind and amount of shares of stock and other securities and property (including cash) which the holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant Certificate had been exercised immediately prior to such Capital Reorganization.

                   (i) Special Adjustment if Notes not Repaid Prior to September 21, 1999. If the outstanding principal amount of the Notes, together with all accrued and unpaid interest thereon, has not been repaid in full on or prior to September 21, 1999, the aggregate amount of Warrant Shares issuable upon exercise of this Warrant pursuant to Section 3(a) shall be increased to equal the product of (x) the number of shares issuable upon exercise of this Warrant Certificate pursuant to Section 3(a) hereof immediately prior to such date, multiplied by (y) two (2); such that absent any other adjustments required under this Section 5 prior to such date the aggregate number of Warrant Shares issuable pursuant to Section 3(a) hereof would be increased on such date to 500,000 shares of Common Stock. In the event the provisions of this Section 5(i) shall apply, no adjustment shall be made in the Exercise Price as a result of any such increase.

                   (j) Adjustment Rules. Any adjustments pursuant to this
Section 5 shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Section 5, no adjustment shall be made to the number of shares of Common Stock to be delivered to the holder of this Warrant Certificate (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. No adjustment shall be made pursuant to this Section 5 in respect of the issuance from time to time of shares of common stock upon the exercise of any of the Warrant Certificates issued pursuant to the Note Agreement or upon the exercise or conversion of any other Option Securities or Convertible Securities issued or outstanding on the date hereof.

            6.     Transfer of Warrant Certificate. Subject to the provisions of
Section 4 hereof, this Warrant Certificate may be transferred, in whole or in part, by presentation of the Warrant Certificate to the Issuer with written instructions for such transfer. Upon such presentation for transfer, the Issuer shall promptly execute and deliver a new Warrant Certificate or Warrant Certificates in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions.

            7. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant Certificate does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Issuer.

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            8.     Note and Warrant Purchase Agreement. This Warrant Certificate
is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of June 21, 1999, by and among the Issuer and the Purchasers named therein (such Note and Warrant Purchase Agreement, together with all amendments and modifications thereto, the "Note Agreement"). Capitalized terms used but not otherwise defined in this Warrant Certificate shall have the respective meanings given them in the Note Agreement. Reference is made to the Note Agreement for all pertinent purposes, and this Warrant Certificate shall be entitled to all of the benefits afforded to the Warrant Certificates and the holders thereof by the Note Agreement and the other Transaction Documents.

            9.     Determination of  Fair Market Value per Share.

            (a) Subject to the provisions of subsection (b) of this Section 9, each determination of Fair Market Value per Share shall be made in good faith by the board of directors of the Issuer. Upon each such determination of Fair Market Value per Share, the Issuer shall promptly give notice thereof to the Holder setting forth in reasonable detail the calculation of such Fair Market Value per Share (the "Issuer Determination").

            (b) If the Holders shall disagree with the Issuer Determination and shall give notice thereof to the Issuer given within thirty (30) days after the Issuer's notice of the Issuer Determination, then the Fair Market Value per Share shall be an amount equal to the average of the Quoted Prices for Common Stock of the Issuer for the thirty (30) consecutive trading days commencing forty-five (45) trading days before the date of determination. The "Quoted Price" of Common Stock for each day means the last reported sales price of Common Stock on such day as reported by NASDAQ or, if Common Stock is listed on a national securities exchange, the last reported sales price of Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange) on such day, or if not so reported or listed, the average of the last reported bid and asked prices of Common Stock on such day, in each case as appropriately adjusted for any stock splits or reverse stock splits occurring after the Closing Date.

            10. Fractional Interests. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant Certificate. If any fraction of the Warrant Shares would be issuable on the exercise of this Warrant Certificate (or specified portion thereof), the Issuer shall pay an amount in cash equal to the Fair Market Value per Share on the day immediately preceding the date this Warrant Certificate is presented for exercise, multiplied by such fraction.

            11. Governing law. THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

            IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

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                                            MURDOCK COMMUNICATIONS CORPORATION,
                                            an Iowa corporation



                                            By:  /s/ Thomas E. Chaplin

                                               ---------------------------------

                                                 Name:  Thomas E. Chaplin
                                                 Title: Chief Executive Officer







































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